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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 3, 2004



                             METAL MANAGEMENT, INC.
             -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             DELAWARE                                0-14836                                  94-2835068
------------------------------------    -----------------------------------    -----------------------------------------
  (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NO.)
          INCORPORATION)


        500 N. DEARBORN STREET, SUITE 405, CHICAGO, IL                                    60610
---------------------------------------------------------------    -----------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                     (ZIP CODE)


                                 (312) 645-0700
          ------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) Departure of Principal Officer

         On September 3, 2004, Metal Management, Inc. (the "Company") issued a press release announcing that Michael W. Tryon has resigned from the positions of President and Chief Operating Officer.

         (c) Appointment of Principal Officer

         Effective September 3, 2004, Daniel W. Dienst, Chairman and Chief Executive Officer, was appointed President.

         Information regarding Mr. Dienst is incorporated herein by reference to information relating to him under Proposal No. 1 - Election of Directors and under Employment Contracts, Termination of Employment and Change-in-Control Arrangements in the Company's 2004 Proxy Statement filed with the Securities and Exchange Commission on July 29, 2004.

         A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.1 Press Release, dated September 3, 2004, issued by Metal Management, Inc.


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                                    SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     METAL MANAGEMENT, INC.


DATE:  September 3, 2004             By:   /s/ Robert C. Larry
                                        -----------------------------------
                                        Robert C. Larry
                                        Executive Vice President, Finance,
                                        Chief Financial Officer, Treasurer
                                        and Secretary

                             METAL MANAGEMENT, INC.

                                  EXHIBIT INDEX


     EXHIBIT
     NUMBER                        DESCRIPTION
     -------                       -----------

       99.1 Press Release, dated September 3, 2004, issued by Metal Management, Inc.